CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (UNAUDITED) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (UNAUDITED) [Abstract]
Net Income (Loss)	$ (53,718)	$ 88,716
Other Comprehensive Income (Loss)
Translation Differences	92	(152)
Unrealized (Loss) Gain on Defined Benefit plan	0	(132)
Total Other Comprehensive Income (Loss)	92	(284)
Total Comprehensive Income (Loss)	$ (53,626)	$ 88,432